                                                  EXHIBIT 24

                        POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that I, PAUL J. GANCI, President and Chief Operating Officer and a Director of Central Hudson Gas & Electric Corporation ("Corporation"), have made, constituted and appointed, and by these presents do make, constitute and appoint, JOHN E. MACK III, DONNA S. DOYLE, ELLEN AHEARN, WILLIAM P. REILLY, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file the Corporation's Annual Report, on Form l0-K, for the year ended December 3l, 1997, with the Securities and Exchange Commission, pursuant to the applicable provisions of the Securities Exchange Act of l934, together with any and all amendments and supplements to said Annual Report and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have set my hand and seal this 23rd day of January, 1998.

                            (SGD.) PAUL J. GANCI         L.S.

STATE OF NEW YORK  )
                   : ss.:
COUNTY OF DUTCHESS )

          On this 23rd day of January, 1998, before me personally came PAUL J. GANCI to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.
                              (SGD.) JEANETTE M. KIHLMIRE
                                     Notary Public



                        POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that I, L. WALLACE CROSS, a Director of Central Hudson Gas & Electric Corporation ("Corporation"), have made, constituted and appointed, and by these presents do make, constitute and appoint, JOHN E. MACK III, PAUL J. GANCI, DONNA S. DOYLE, ELLEN AHEARN, WILLIAM P. REILLY, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file the Corporation's Annual Report, on Form l0-K, for the year ended December 3l, 1997, with the Securities and Exchange Commission, pursuant to the applicable provisions of the Securities Exchange Act of l934, together with any and all amendments and supplements to said Annual Report and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have set my hand and seal this 23rd day of January, 1998.

                             (SGD.) L. WALLACE CROSS      L.S.

STATE OF NEW YORK  )
                   : ss.:
COUNTY OF DUTCHESS )

          On this 23rd day of January, 1998, before me personally came L. WALLACE CROSS to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.

                              (SGD. JEANETTE M. KIHLMIRE
                                     Notary Public




                        POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that I, EDWARD P. SWYER, a Director of Central Hudson Gas & Electric Corporation ("Corporation"), have made, constituted and appointed, and by these presents do make, constitute and appoint, JOHN E. MACK III, PAUL J. GANCI, DONNA S. DOYLE, ELLEN AHEARN, WILLIAM P. REILLY, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file the Corporation's Annual Report, on Form l0-K, for the year ended December 3l, 1997, with the Securities and Exchange Commission, pursuant to the applicable provisions of the Securities Exchange Act of l934, together with any and all amendments and supplements to said Annual Report and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have set my hand and seal this -
23rd day of January, 1998.

                               (SGD.) EDWARD P. SWYER      L.S.

STATE OF NEW YORK  )
                   : ss.:
COUNTY OF DUTCHESS )

          On this 23rd day of January, 1998, before me personally came EDWARD P. SWYER to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.

                             (SGD.) JEANETTE M. KIHLMIRE
                                     Notary Public




                        POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that I, JACK EFFRON, a Director of Central Hudson Gas & Electric Corporation ("Corporation"), have made, constituted and appointed, and by these presents do make, constitute and appoint, JOHN E. MACK III, PAUL J. GANCI, DONNA S. DOYLE, ELLEN AHEARN, WILLIAM P. REILLY, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file the Corporation's Annual Report, on Form l0-K, for the year ended December 3l, 1997, with the Securities and Exchange Commission, pursuant to the applicable provisions of the Securities Exchange Act of l934, together with any and all amendments and supplements to said Annual Report and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have set my hand and seal this 23rd day of January, 1998.

                                 (SGD.) JACK EFFRON        L.S.

STATE OF NEW YORK  )
                   : ss.:
COUNTY OF DUTCHESS )

          On this 23rd day of January, 1998, before me personally came JACK EFFRON to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.

                              (SGD.) JEANETTE M. KIHLMIRE
                                     Notary Public






                        POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that I, HEINZ K. FRIDRICH, a Director of Central Hudson Gas & Electric Corporation ("Corporation"), have made, constituted and appointed, and by these presents do make, constitute and appoint, JOHN E. MACK III, PAUL J. GANCI, DONNA S. DOYLE, ELLEN AHEARN, WILLIAM P. REILLY, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file the Corporation's Annual Report, on Form l0-K, for the year ended December 3l, 1997, with the Securities and Exchange Commission, pursuant to the applicable provisions of the Securities Exchange Act of l934, together with any and all amendments and supplements to said Annual Report and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have set my hand and seal this 23rd day of January, 1998.

                              (SGD.) HEINZ K. FRIDRICH     L.S.

STATE OF NEW YORK  )
                   : ss.:
COUNTY OF DUTCHESS )

          On this 23rd day of January, 1998, before me personally came HEINZ K. FRIDRICH to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.

                               (SGD.) JEANETTE M. KIHLMIRE
                                     Notary Public




                        POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that I, EDWARD F. X. GALLAGHER, a Director of Central Hudson Gas & Electric Corporation ("Corporation"), have made, constituted and appointed, and by these presents do make, constitute and appoint, JOHN E. MACK III, PAUL J. GANCI, DONNA S. DOYLE, ELLEN AHEARN, WILLIAM P. REILLY, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file the Corporation's Annual Report, on Form l0-K, for the year ended December 3l, 1997, with the Securities and Exchange Commission, pursuant to the applicable provisions of the Securities Exchange Act of l934, together with any and all amendments and supplements to said Annual Report and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have set my hand and seal this 23rd day of January, 1998.

                            (SGD.) EDWARD F. X. GALLAGHER  L.S.

STATE OF NEW YORK  )
                   : ss.:
COUNTY OF DUTCHESS )

          On this 23rd day of January, 1998, before me personally came EDWARD F. X. GALLAGHER to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.

                              (SGD.) JEANETTE M. KIHLMIRE
                                     Notary Public




                        POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that I, CHARLES LAFORGE, a Director of Central Hudson Gas & Electric Corporation ("Corporation"), have made, constituted and appointed, and by these presents do make, constitute and appoint, JOHN E. MACK III, PAUL J. GANCI, DONNA S. DOYLE, ELLEN AHEARN, WILLIAM P. REILLY, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file the Corporation's Annual Report, on Form l0-K, for the year ended December 3l, 1997, with the Securities and Exchange Commission, pursuant to the applicable provisions of the Securities Exchange Act of l934, together with any and all amendments and supplements to said Annual Report and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have set my hand and seal this 23rd day of January, 1998.

                              (SGD.) CHARLES LAFORGE       L.S.

STATE OF NEW YORK  )
                   : ss.:
COUNTY OF DUTCHESS )

          On this 23rd day of January, 1998, before me personally came CHARLES LAFORGE to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.

                               (SGD.) JEANETTE M. KIHLMIRE
                                     Notary Public